Charter Municipal Mortgage Acceptance Company
                              First Quarter 2001
                          Supplemental Analyst Package

[Graphics Omitted]

[Graphics Omitted]


Charter Municipal Mortgage Acceptance Company
625 Madison Avenue
New York, NY  10022
Phone:  212-558-1765
Fax:  212-751-3550
Web Site:  www.chartermac.com
AMEX Symbol:  CHC

Investor Contacts:
Michael I. Wirth
Chief Financial Officer
212-588-2095

Brenda Abuaf
Director of Investor Relations
800-831-4826

Certain items in this document may constitute forward-looking statements within the meaning of the Private Litigation Reform Act of 1995 and as such may involve known and unknown risks, uncertainties and other factors which may cause the actual results, performances or achievements of CharterMac to be materially different from any future results, performances or achievements expressed or implied by such forward-looking statements. Such forward-looking statements speak only as of the date of this document. CharterMac expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in CharterMac's expectations with regard thereto or change in events, conditions or circumstances on which any such statement is based.



First Quarter 2001
Supplemental Analyst Package


Table of Contents

At a Glance                                                                   3

Financial Highlights                                                          4

Consolidated Balance Sheets - Five Quarters ended March 31, 2001              5

Consolidated Statements of Income - Five Quarters
  ended March 31, 2001                                                        6

Cash Available for Distribution (CAD) Reconciliation                          7

Capitalization                                                                8

Revenue Bond Portfolio                                                        9

Revenue Bond Portfolio Statistical Analysis                                  12

Acquisition Activity                                                         14

Disposition Activity                                                         15

Construction and Rehabilitation Revenue Bond Performance                     16

Reporting Definitions                                                        18

-------------------------------------------------------
                  [Graphic Omitted]
CharterMac   provides   superior   total   returns  to
investors by  consistently  increasing  Cash Available
for Distribution and thus dividends (substantially all
of which are tax-exempt) and capital appreciation from
increased share price.
-------------------------------------------------------
                INVESTMENT PERFORMANCE
-------------------------------------------------------

    Closing Share Price                   $15.23

    Range for quarter            $13.51 - $16.10


    Current Dividend     $1.100 (annualized)

    Dividend Yield                          7.2%


    Tax Adjusted Dividend Yield            11.8%


    Quarter's CAD Payout Ratio                  85.0%

-------------------------------------------------------
                    NATIONAL PRESENCE
-------------------------------------------------------


      Geographic Distribution (based on par value)

                    [Graphic Omitted]

                          East
                           42%

                         Central
                           32%

                          West
                           26%


-------------------------------------------------------
                PORTFOLIO COMPOSITION
                 (Based on Par Value)
-------------------------------------------------------


                  [Graphic Omitted]

                       Stabilized
                         61%

                        Lease-Up
                          9%

                    New Construction
                          21%

                          Rehab
                           9%


-------------------------------------------------------

CharterMac is principally  engaged in the acquisition
and  ownership  of  tax-exempt   multifamily  housing
revenue bonds and other investments that produce primarily tax-exempt income issued by various state or local governments, agencies or authorities.

-------------------------------------------------------
                 ACQUISITIONS VOLUME
                (Face Value; $million)
-------------------------------------------------------

                               $276
                              ------
                              |    |
                    $196      |    |
                   ------     |    |
                   |    |     |    |
         $118      |    |     |    |
        ------     |    |     |    |
        |    |     |    |     |    |
        |    |     |    |     |    |      $11
        |    |     |    |     |    |     ------
        |    |     |    |     |    |     |    |
        |    |     |    |     |    |     |    |
    |-----------|----------|----------|----------|
         1998       1999       2000     YTD 2001

-------------------------------------------------------
                 1ST QUARTER COMPARATIVE
                  FINANCIAL HIGHLIGHTS
-------------------------------------------------------

         $0.3235
           |                                 $16,822.1
           |                                     |
           |              $7,631.5               |
           |                  |                  |
           |                  |       $12,051.0  |
           |                  |           |      |
           |                  |           |      |
  $0.3076  |       $5,915.9   |           |      |
    |      |           |      |           |      |
    |      |           |      |           |      |
    |      |           |      |           |      |
    |      |           |      |           |      |
    |      |           |      |           |      |

   2000   2001        2000   2001        2000   2001

  5.2% increase    29.0% increase     39.6% increase
     in CAD        in Net Income to     in Revenues
    per share        shareholders         (000's)
                       (000's)

       Comparison to same quarter of prior year
-------------------------------------------------------
                   CAPITAL STRUCTURE
-------------------------------------------------------

   Total Market
     Capitalization                  930.7 million




   Common & CRA Shares
     Outstanding (diluted)            25.3 million

   Equity Market
     Capitalization                 $554.2 million

   Securitized Debt                 $376.5 million

   Preferred Equity                 $169.0 million

   % of total capitalization
     at a Fixed Rate                         75.7%
-------------------------------------------------------

CHARTER/MAC
MUNICIPAL MORTGAGE


                                                                                               First Quarter 2001
                                                                                     Supplemental Analyst Package

                                            Financial Highlights
                                                (unaudited)

                                                             Quarters Ended March 31,
                                                       -------------------------------------
                                                             2001                2000
                                                       -----------------   -----------------
Operating Data
Revenues                                                  $ 16,822,139       $ 12,050,969
Net Income                                                   8,536,208          6,570,389
Net Income Available to Common and CRA Shareholders          7,631,470          5,915,877
CAD to Common and CRA Shareholders                           8,200,735          6,331,692
Per Share data:
Net Income per Share                                          $ 0.3010           $ 0.2874
CAD per Share                                                   0.3235             0.3076
Dividends per Common and CRA Share                              0.2750             0.2700
Weighted Average diluted Common and CRA Shares              25,350,214         20,581,805

Ratios
Interest Expense, Fees and Minority Interest Coverage             3.1x               3.2x
Fixed Charge Coverage                                             2.2x               2.5x
CAD Payout Ratio                                                 85.0%              87.8%


                                                                              Quarters Ended
                                                            -----------------------------------------------------
                                                              March 31,        December 31,         September 30,
                                                                2001               2000                 2000
                                                            -------------       -------------       -------------
Capitalization
Total Debt & Minority Interest                              $ 376,507,980    $ 330,698,630        $ 330,719,580
Preferred Equity                                              169,000,000      169,000,000           90,000,000
Market Equity                                                 385,171,878      385,141,403          311,796,059
                                                            -------------     -------------       -------------
Total Capitalization                                        $ 930,679,858    $ 884,840,033        $ 732,515,639
                                                            =============     =============       =============

Total Debt to Total Assets                                          41.1%             35.7%               39.4%
Total Debt to Total Market Capitalization                           40.5%             37.4%               45.1%
Total Common and CRA Shares  Outstanding                       25,290,340        25,288,339          24,474,617
Share Price at period-end                                          $15.23           $ 13.44             $ 13.84
See Reporting Definitions for additional
guidance



                                                               Years Ended December 31,
                                                         -----------------------------------
                                                               2000                1999
                                                         -----------------   ---------------
Operating Data
Revenues                                                  $ 63,861,731        $ 40,437,190
Net Income                                                  32,056,875          23,181,818
Net Income Available to Common and CRA Shareholders         28,789,708          20,951,366
CAD to Common and CRA Shareholders                          28,202,569          24,551,561
Per Share data:
  Net Income per Share                                        $ 1.2996            $ 1.0180
  CAD per Share                                                 1.2731              1.1929
  Dividends per Common and CRA Share                            1.0700              0.9950
Weighted Average diluted Common and CRA Shares              22,152,239          20,580,756

Ratios
Interest Expense, Fees and Minority Interest Coverage             2.8x                3.6x
Fixed Charge Coverage                                             2.2x                3.0x
CAD Payout Ratio                                                 84.0%               83.4%

                                                                     Quarters Ended
                                                            ---------------------------------
                                                               June 30,           March 31,
                                                                 2000               2000
                                                            -------------       -------------

Capitalization
Total Debt & Minority Interest                              $ 257,769,616       $ 257,769,616
Preferred Equity                                               90,000,000          90,000,000
Market Equity                                                 253,433,763         249,564,231

  Total Capitalization                                      $ 601,203,379       $ 597,333,847


Total Debt to Total Assets                                          33.8%               38.3%
Total Debt to Total Market Capitalization                           42.9%               43.2%
Total Common and CRA Shares Outstanding                        22,528,617          20,582,617
Share Price at period-end                                         $ 12.31             $ 12.13

See Reporting Definitions for additional guidance


CHARTER/MAC
MUNICIPAL MORTGAGE

                                                                                              First Quarter 2001
                                                                                     Supplemental Analyst Package

                                            Consolidated Balance Sheets
                                                   (unaudited)

                                                                 March 31,        December 31,       September 30,
                                                                   2001              2000                2000
                                                               ------------       ------------       ------------
       Assets
       Revenue bonds portfolio                                $ 841,367,698      $ 845,405,056      $ 738,133,055
       Cash, cash equivalents and temporary investments          30,759,312         36,116,481         63,596,521
       Promissory notes receivable                               10,410,934          9,909,933         10,180,079
       Other assets                                              33,037,699         33,804,395         27,208,207
                                                               ------------       ------------       ------------
       Total Assets                                            $915,575,643       $925,235,865       $839,117,862
                                                               ============       ============       ============


       Liabilities and Shareholders' Equity

       Liabilities
         Secured borrowings                                    $101,507,980       $ 110,026,031      $ 80,698,630
         Accounts payable and accrued expenses                    5,854,059           4,434,065         4,426,344
         Distributions payable to preferred shareholders          3,673,874           3,519,875         3,166,771
         Distributions payable to shareholders                    6,242,587           6,242,046         5,454,396
                                                               ------------       -------------      ------------
         Total Liabilities                                      117,278,500         124,222,017        93,746,141
                                                               ------------       -------------      ------------

         Minority interest in subsidiary                        275,000,000         275,000,000       250,000,000
                                                               ------------       -------------      ------------

         Preferred shares of subsidiary                         169,000,000         169,000,000       169,000,000
                                                               ------------       -------------      ------------

       Shareholders' Equity
         Beneficial owners' equity - Convertible CRA
          preferred shareholders                                 34,400,652          34,397,168        25,838,003
         Beneficial owner's equity - manager                        792,425             715,342           626,545
         Beneficial owners' equity - common shareholders        345,508,072         344,870,761       313,874,559
         Treasury shares                                           (103,359)           (103,359)         (103,359)
         Accumulated other comprehensive income                 (26,300,647)        (22,866,064)      (13,864,027)
                                                               ------------       -------------       -----------
         Total Shareholders' Equity                             354,297,143         357,013,848       326,371,721

                                                               ------------       ------------       ------------
         Total Liabilities and Shareholders' Equity            $915,575,643       $925,235,865       $839,117,862
                                                               ============       ============       ============





                                                                  June 30,          March 31,
                                                                    2000              2000
                                                                ------------       ------------
       Assets
         Revenue bonds portfolio                                $ 654,418,000      $ 592,685,000
         Cash, cash equivalents and temporary investments          75,449,076         50,114,665
         Promissory notes receivable                               10,030,231         10,084,061
         Other assets                                              22,332,033         20,285,207

                                                                -------------      -------------
         Total Assets                                           $ 762,229,340      $ 673,168,933
                                                                =============      =============


       Liabilities and Shareholders' Equity

       Liabilities
         Secured borrowings                                     $  80,719,580      $ 80,769,616
         Accounts payable and accrued expenses                      4,259,776         3,719,913
         Distributions payable to preferred shareholders            1,785,305         1,490,625
         Distributions payable to shareholders                      5,454,396         5,454,394

                                                                -------------      ------------
         Total Liabilities                                         92,219,057        91,434,548
                                                                -------------      ------------

         Minority interest in subsidiary                          250,000,000       177,000,000
                                                                -------------      ------------

         Preferred shares of subsidiary                            90,000,000        90,000,000
                                                                -------------      ------------

       Shareholders' Equity
         Beneficial owners' equity - Convertible CRA
           preferred shareholders                                  25,580,217                 -
         Beneficial owner's equity - manager                          561,435           501,631
         Beneficial owners' equity - common shareholders          313,748,296       313,281,866
         Treasury shares                                             (103,359)         (103,359)
         Accumulated other comprehensive income                    (9,776,306)        1,054,247

                                                                -------------      ------------
         Total Shareholders' Equity                               330,010,283       314,734,385

                                                                -------------      ------------
         Total Liabilities and Shareholders' Equity             $ 762,229,340       $673,168,933
                                                                =============      =============

CHARTER/MAC
MUNICIPAL MORTGAGE





                                                                                                                 First Quarter 2001
                                                                                                       Supplemental Analyst Package

                                                  Consolidated Statements of Income
                                                             (unaudited)

                                              March 31,        December 31,      September 30,        June 30,           March 31,
                                                2001               2000              2000               2000                2000
                                              -----------       -----------        -----------       -----------        -----------

  Revenue
    Interest Income:
      Revenue bonds                          $ 16,340,627      $ 17,420,561       $ 14,392,775      $ 12,554,464      $ 11,341,104
      Temporary investments                       224,578           394,089            861,495           656,738           467,654
      Promissory notes                            256,934           252,200            266,637           240,633           242,211

                                              -----------       -----------        -----------       -----------        -----------
    Total Revenues                             16,822,139        18,066,850         15,520,907        13,451,835         12,050,969
                                              -----------       -----------        -----------       -----------        -----------

  Expenses
    Interest expense                            1,273,373         1,240,357            998,044         1,063,484            914,275
    Recurring fees related to the TOP             564,573           622,015            619,086           529,478            426,978
    Loan servicing and management fees            541,886           522,481            468,980           429,305            396,504
    General and administrative                    742,279           562,787            684,689           472,187            448,199
    Amortization                                  198,574           200,809            139,650           126,230            110,699
    Loss (Gain) on impairment of assets                 -                 -                  -                 -                  -
    Loss (Gain) on bond repayments               (136,864)         (645,151)                 -                 -                  -

                                              -----------       -----------        -----------       -----------        -----------
    Total Expenses                              3,183,821         2,503,298          2,910,449         2,620,684          2,296,655
                                              -----------       -----------        -----------       -----------        -----------
    Income before minority interests           13,638,318        15,563,552         12,610,458        10,831,151          9,754,314
                                              -----------       -----------        -----------       -----------        -----------

    Income allocated to preferred
      shareholders                             (2,961,625)       (2,961,625)        (2,651,081)       (1,490,625)        (1,490,625)
    Minority interest in income of
      subsidiary                               (2,140,485)       (2,920,560)        (2,742,145)       (2,718,458)        (1,693,300)
                                              -----------       -----------        -----------       -----------        -----------

                                              -----------       -----------        -----------       -----------        -----------
    Net Income                                $ 8,536,208       $ 9,681,367        $ 7,217,232       $ 6,622,068        $ 6,570,389
                                              ===========       ===========        ===========       ===========        ===========

    Allocation of Net Income to:
      Distributions to Manager                $ (904,738)       $  (890,083)       $  (771,115)      $  (701,231)       $  (654,512)
                                              -----------       -----------        -----------       -----------        -----------
      Shareholders:
        Common shareholders                   $ 6,849,905       $ 8,083,604        $ 5,889,308       $ 5,626,157        $ 5,915,877
        CRA convertible preferred
          shareholders                            781,565           707,680            556,809           294,680                  -
                                              -----------       -----------        -----------       -----------        -----------
      Total for Shareholders                  $ 7,631,470       $ 8,791,284        $ 6,446,117       $ 5,920,837        $ 5,915,877
                                              ===========       ===========        ===========       ===========        ===========

                                              -----------       -----------        -----------       -----------        -----------
    Net income per common and CRA shares
      - basic                                 $      0.30       $      0.29        $      0.27       $      0.29        $      0.29
                                              ===========       ===========        ===========       ===========        ===========

                                              -----------       -----------        -----------       -----------        -----------
    Net income per common and CRA shares
      - diluted                               $      0.30       $      0.29        $      0.27       $      0.29        $      0.29
                                              ===========       ===========        ===========       ===========        ===========


CHARTER/MAC
MUNICIPAL MORTGAGE


                                                                                                                First Quarter 2001
                                                                                                       Supplemental Analyst Package


                                             Cash Available for Distribution
                                                       (unaudited)

                                                                Quarters Ended March 31,             Years Ended December 31,
                                                             -------------------------------       -------------------------------

                                                                 2001               2000               2000               1999
                                                             ------------       ------------       ------------       ------------
Sources of Cash
  Interest Income:
    Revenue bonds                                            $ 16,340,627       $ 11,341,104       $ 55,708,904       $ 38,444,530
    Temporary investments                                         224,578            467,654          2,379,976          1,289,669
    Promissory notes                                              256,934            242,211          1,001,681            702,991
    Net amortization (accretion) included in income               430,471            239,041            922,741            684,360

                                                             ------------       ------------       ------------       ------------
Total Sources of Cash                                        $ 17,252,611       $ 12,290,010       $ 60,013,302       $ 41,121,550
                                                             ------------       ------------       ------------       ------------

Uses of Cash
  Total expenses                                                3,320,685          2,296,655         10,976,236          8,175,586
  Loss (gain) on repayment of bonds                                     -                  -           (645,151)           463,147
  Minority interest in subsidiary                               2,140,485          1,693,300         10,074,464          5,602,264
  Income allocated to preferred shareholders                    2,961,625          1,490,625          8,593,956          3,014,375
Less:
  Amortization included in expenses                              (198,574)          (117,022)          (577,388)          (382,027)
  Loss on impairment of assets                                          -                  -                  -         (1,859,042)
  (Loss) gain on repayment of bonds                                     -                  -            645,151           (463,147)

                                                             ------------       ------------       ------------       ------------
Total Uses of Cash                                           $  8,224,221       $  5,363,558       $ 29,067,268       $ 14,551,156
                                                             ------------       ------------       ------------       ------------

Cash Available for Distribution (CAD)                        $  9,028,390       $  6,926,451       $ 30,946,034       $ 26,570,394

Less:  Distributions to Manager                                  (827,655)          (594,759)        (2,743,465)         (2,018,833)

                                                             ------------       ------------       ------------       ------------
CAD to Common and CRA shareholders                           $  8,200,735       $  6,331,692       $ 28,202,569       $ 24,551,561
                                                             ============       ============       ============       ============

Distributions to Common and CRA shareholders                    6,954,844          5,454,391         24,559,280         20,478,101
                                                             ============       ============       ============       ============

Weighted Average Common and CRA Shares - basic                 25,259,651         20,581,805         22,140,576         20,580,756
Weighted Average Common and CRA Shares - diluted               25,350,314         20,581,805         22,152,239         20,580,756

CAD per share - basic                                        $     0.3247       $     0.3076       $     1.2738       $     1.1929
                                                             ============       ============       ============       ============
CAD per share - diluted                                      $     0.3235       $     0.3076       $     1.2731       $     1.1929
                                                             ============       ============       ============       ============

CAD Payout Ratio                                                    85.0%               87.8%              84.0%              83.4%


See Reporting Definitions for additional guidance

CHARTER/MAC
MUNICIPAL MORTGAGE



                                                                                                          First Quarter 2001
                                                                                                Supplemental Analyst Package

                                               Capitalization as of Quarter End
                                                         (unaudited)


----------------------------------------------------------------------------------------------------------------------------
Debt
----------------------------------------------------------------------------------------------------------------------------

                                                  Weighted                                               Percentage of
                                                Average Annual    Outstanding        Percentage of        Total Market
          Description               Program      Interest Rate      Balance            Total Debt       Capitalization
----------------------------------------------------------------------------------------------------------------------

Secured Borrowings                  PFloats         4.82%          $ 101,507,980          27.0%             10.9%
Minority Interest in Subsidiary     TOPs            3.93%            275,000,000          73.0%             29.5%
                                                    ------------------------------------------------------------------
  Total / Weighted Average                          4.17%          $ 376,507,980         100.0%            40.5%
                                                    ==================================================================



----------------------------------------------------------------------------------------------------------------------------
Cumulative Preferred Stock
----------------------------------------------------------------------------------------------------------------------------

                                                                              Mandatory          Liquidation   Percentage of
                                 Issuance                     Mandatory       Repurchase         Preference    Total Market
          Description              Date       Dividend Rate  Tender Date         Date            (Total Par)   Capitalization
-----------------------------------------------------------------------------------------------------------------------------
Series A                         06/29/1999      6.625%       06/30/09        06/30/49        $  90,000,000      9.7%
Series A-1                       07/21/2000      7.100%       06/30/09        06/30/49           24,000,000      2.6%
Series B                         07/21/2000      7.600%       11/30/10        11/30/50           55,000,000      5.9%
                                                 -----                                        -----------------------
  Total / Weighted Average                       7.010%                                       $ 169,000,000      18.2%
                                                 =====                                        =======================


----------------------------------------------------------------------------------------------------------------------------
CRA Convertible Preferred Stock
----------------------------------------------------------------------------------------------------------------------------

                                 Issuance       Number of   Market Price at   Share Price of    Conversion      Conversion
          Description              Date           Shares       Issuance          Issuance         Price           Ratio
--------------------------------------------------------------------------------------------------------------------------

Initial Issuance                 5/10/00          1,946,000     $11.88            $14.13          $15.33          92.17%
4Q 2000 Issuance                 12/14/00           644,000     $13.00            $14.13          $14.60          96.78%

                                                  ---------                       ------
  Total / Weighted Average                        2,590,000                       $14.13
                                                  =========                       ======


----------------------------------------------------------------------------------------------------------------------------
Common and CRA Market Equity
----------------------------------------------------------------------------------------------------------------------------

                                                                             Percentage of    Percentage of
                                  Shares      Market Price                    Common and       Total Market
          Description           Outstanding      3/31/01      Market Value    CRA Shares      Capitalization
------------------------------------------------------------------------------------------------------------

CRA Convertible Preferred Stock    2,590,000     $15.23         39,445,700      10.2%          4.2%
Common Stock                      22,700,340     $15.23        345,726,178      89.8%         37.1%
                                  ----------                  --------------------------------------
  Total / Weighted Average        25,290,340                   385,171,878     100.0%         41.4%
                                  ==========                  ======================================



----------------------------------------------------------------------------------------------------------------------------
Total Market Capitalization
----------------------------------------------------------------------------------------------------------------------------
                                                Balance       % of Total
                                             -------------------------------
Equity (Common & Preferred)                   $ 554,171,878       59.5%
Debt                                            376,507,980       40.5%
                                              ------------------------
  Total Market Capitalization                 $ 930,679,858      100.0%
                                              ========================

-----------------------------------------------------------------------------------------------------------------------------------
Effective Fixed Rate vs. Floating Rate Funding Exposure
-----------------------------------------------------------------------------------------------------------------------------------
                                   Before Interest Rate Swaps                           After Interest Rate Swaps
                                   --------------------------                           -------------------------
                                 Floating Rate      Fixed Rate     Interest Swaps    Floating Rate    Fixed Rate          Total
                               ----------------------------------------------------------------------------------------------------
Floating Rate Debt                 376,507,980               -      (150,000,000)     226,507,980                      226,507,980
Floating to Fixed Rate Swaps                                         150,000,000                      150,000,000      150,000,000
Preferred Equity                             -     169,000,000                                  -     169,000,000      169,000,000
Common and CRA Equity                        -     385,171,878                                  -     385,171,878      385,171,878
                               --------------------------------                  --------------------------------------------------
Total Funding Sources              376,507,980     554,171,878                        226,507,980     704,171,878      930,679,858
                               ================================                  ==================================================
% of Total                               40.5%           59.5%                              24.3%           75.7%




----------------------------------------------------------------------------------------------------------------------------
Dividend Yield
----------------------------------------------------------------------------------------------------------------------------

                                                              Yield on
                                                            3/31/01 Market    % Tax-Exempt    Assumed Tax    Tax-Adjusted
                                for Quarter    Annualized       Price            Income          Rate            Yield
----------------------------------------------------------------------------------------------------------------------------
1Q 2001 Dividend                   $0.275        $1.100          7.2%            96.0%           39.6%           11.8%


CHARTER/MAC
MUNICIPAL MORTGAGE


                                                                                                                 First Quarter 2001
                                                                                                        Supplemental Analyst Package

                                                        Portfolio Attributes
                                                            (unaudited)

                                                        Last
                                                       Year of
                                                         Con-    Partici-             Month/                 Optional
                                                      struction/  pating               Year                   Redemp-      Maturity
      Property            Location      State   Units  Rehab(1)    Bond   Bond Type  Acquired  Call Date(2)  tion Date(3)  Date
------------------------------------------------------------------------------------------------------------------------------------
Tax-Exempt First Mortgage Bonds
Stabilized Portfolio
--------------------
Bristol Village           Bloomington     MN     290     1989      No      80/20       Jul-87     Jan-10     Jan-05       Dec-27
Carrington Point          Los Banos       CA      80     1999      No      LIHTC       Sep-98     Oct-17     Oct-10       Sep-40
Casa Ramon                Orange County   CA      75     2001      No      LIHTC       Jul-00     Oct-16     Oct-16       Sep-35
Cedar Creek               McKinney        TX     250     1988      No      80/20       Dec-86     Oct-10     Oct-03       Oct-20
Cedar Pointe              Nashville       TN     210     1989      Yes     80/20       Apr-87     Nov-06     Mar-04       Apr-17
Cedarbrook                Hanford         CA      70     1999      No      LIHTC       Apr-98     May-17     Jun-10       May-40
Clarendon Hills           Hayward         CA     285     1989      Yes     80/20       Dec-86     Dec-03     Dec-91       Dec-03
College Park              Naples          FL     210     2000      No      LIHTC       Jul-98     Jul-25     Jul-10       Jul-40
Country Lake              W. Palm Beach   FL     192     2000      No      80/20       Nov-99     Jun-00     Sep-04       Jun-00
Crowne Pointe             Olympia         WA     160     1986      Yes     80/20       Dec-86     6 mo.      Sep-11       Aug-29
Cypress Run               Tampa           FL     408     1988      Yes     80/20       Aug-86     Dec-29     Dec-04       Dec-29
Falcon Creek              Indianapolis    IN     131     2000      No      LIHTC       Sep-98     Sep-16     Sep-10       Aug-38
Forest Hills              Garner          NC     136     2000      No      LIHTC       Dec-98     Jun-16     Jul-04       Jun-34
Fort Chaplin              Washington      DC     549     2000      No      LIHTC       Dec-99     Jan-16     Jan-16       Jan-36
Franciscan Riviera        Antioch         CA     129     2001      No      LIHTC       Aug-99     Apr-16     Apr-16       Aug-36
Garfield Park             Washington      DC      94     2000      No      LIHTC       Aug-99     Aug-17     Aug-17       Aug-31
Greenbriar                Concord         CA     199     2000      No      LIHTC       May-99     May-17     May-17       May-36
Gulfstream                Dania           FL      96     2000      No      LIHTC       Jul-98     Apr-16     Apr-10       Jul-38
Hamilton Gardens          Hamilton        NJ     174     2001      No      LIHTC       Mar-99     Mar-17     Mar-10       Mar-35
Highland Ridge            St. Paul        MN     228     1989      Yes     80/20       Dec-86     Jun-10     Jun-03       Jun-18
Highpointe                Harrisburg      PA      *        *       No      80/20       Nov-00     Jun-06        -         Jun-06
Highpointe                Harrisburg      PA     240     1991      Yes     80/20       Jul-86     6 mo.      Jun-96       Jun-06
Jubilee Courtyards        Florida City    FL      98     1999      No      LIHTC       Sep-98     Oct-25     Oct-10       Sep-40
Lake Park                 Turlock         CA     104     2000      No      LIHTC       Jun-99     Oct-15     Oct-16       Sep-35
Lakepoint                 Atlanta         GA     360     1989      No      80/20       Nov-87     Jul-05     Jul-05       Jun-17
Lakes Edge at Walden      Miami           FL     400     2001      No      80/20       Jun-99     Jun-13     Jun-19       May-35
Lakes, The                Kansas City     MO     400     1989      Yes     80/20       Dec-86     Dec-06        -         Dec-06
Lexington Square          Clovis          CA     130     2000      No      LIHTC       Aug-98     Sep-17     Sep-10       Aug-40
Lexington Trails          Houston         TX     200     1997      No     501(c)3      Nov-00     May-07     May-06       May-22
Loveridge                 Pittsburg       CA     148     1987      Yes     80/20       Nov-86     6 mo.      Nov-96       Nov-06
Mansions, The             Independence    MO     550     1987      No      80/20       May-86     Jan-11     Jan-06       Apr-25
Mountain Ranch            Austin          TX     196     2001      No      LIHTC       Dec-98     Jan-18     Jan-01       Jan-41
Newport Village           Tacoma          WA     402     1987      Yes     80/20       Feb-87     6 mo.      Sep-06       Aug-29
North Glen                Atlanta         GA     284     1987      Yes     80/20       Sep-86     Jul-05     Jul-05       Jun-17
Northpointe Village       Fresno          CA     406     2000      No      LIHTC       Aug-98     Sep-17     Sep-10       Aug-40
Orchard Hills             Tacoma          WA     176     1987      Yes     80/20       Dec-86     6 mo.      Sep-11       Aug-29
Orchard Mill              Atlanta         GA     238     1990      Yes     80/20       May-89     Jul-05     Jul-05       Jun-17
Pelican Cove              St. Louis       MO     402     1989      No      80/20       Feb-87     Oct-10     Oct-03       Oct-20
Phoenix                   Stockton        CA     186     2000      No      LIHTC       Apr-98     Nov-16     Nov-10       Oct-29
Reflections               Casselberry     FL     336     1995      Yes     80/20       Nov-00     Dec-05     Dec-04       Dec-25
River Run                 Miami           FL     164     1987      Yes     80/20       Aug-87     6 mo.      Aug-97       Aug-07
Rolling Ridge             Chino Hills     CA     110     1996      Yes     80/20       Nov-00     Aug-06     Aug-05       Aug-26
Shannon Lake              Atlanta         GA     294     1988      Yes     80/20       Jun-87     Jul-05     Jul-05       Jun-17
Silvercrest               Clovis          CA     100     1999      No      LIHTC       Sep-98     Oct-17     Oct-10       Sep-40
Standiford                Modesto         CA     250     2001      No      LIHTC       Sep-99     Apr-16     Apr-16       Aug-36
Stonecreek                Clovis          CA     120     2000      No      LIHTC       Apr-98     May-17     May-10       Apr-40
Sunset Creek              Lancaster       CA     148     1989      No      80/20       Mar-88     Dec-09     Mar-98       Dec-19
Sunset Downs              Lancaster       CA     264     1987      No      80/20       Feb-87     Dec-09     Feb-97       Dec-19
Sunset Terrace            Lancaster       CA     184     1987      No      80/20       Feb-87     Dec-09     Feb-97       Dec-19
Sunset Village            Lancaster       CA     204     1989      No      80/20       Mar-88     Dec-09     Mar-98       Dec-19
Sycamore Woods            Antioch         CA     186     2000      No      LIHTC       May-99     May-17     May-17       May-36
Tallwood                  Virginia Beach  VA     120     2000      No      LIHTC       Sep-99     Nov-17     Oct-16       Oct-41
Thomas Lake               Eagan           MN     216     1988      No      80/20       Sep-86     Jan-10     Jan-05       Dec-27
Williams Run              Dallas          TX     252     1986      No     501(c)3      Dec-00     Jan-11     Jan-14       Nov-40
Willow Creek              Ames            IA     138     1988      Yes     80/20       Feb-87     Jul-08     Jul-08       Jun-22
                                              ---------------                                    ------------------------------
  Stabilized Properties -
    Subtotal\Weighted Average                 11,972     1993                                     May-12     Oct-06       Jan-26
                                              ---------------                                    ------------------------------



                                                        Letter                    Effective                      Unaudited
                                        Fair Value(4)     of    Stated    Future   Date of   Mar 2001  Mar 2001    Mar
                           Bond Par     at March 31,    Credit Interest  Interest  Future     Rental  Unit Rental  2001
      Property              Amount           2001       Put(5)  Rate(6)   Rate(7)  Rate(7)    Occup.     Rates     DSCR    Entity**
------------------------------------------------------------------------------------------------------------------------------------
Tax-Exempt First Mortgage Bonds
Stabilized Portfolio
--------------------
Bristol Village           17,000,000      16,973,000     -      7.500%    -       -          96.8%     400-2,398    1.60x     Owner
Carrington Point           3,375,000       2,858,000     -      6.375%    -       -         100.0%      448-565     1.20x     Owner
Casa Ramon                 4,744,000       4,725,000     -      7.500%    -       -         100.0%      652-1086    2.28x     Owner
Cedar Creek                8,100,000       8,011,000     -      7.430%    -       -          95.5%      250-940     1.57x     Owner
Cedar Pointe               9,500,000       8,852,000     -      7.000%    -       -          93.7%      540-860     1.21x      Orig
Cedarbrook                 2,840,000       2,685,000     -      7.125%    -       -          98.6%      418-517     1.08x     Owner
Clarendon Hills           17,600,000      12,933,000     -      5.520%    -       -          99.7%     619-1,700    1.35x      Orig
College Park              10,100,000       9,723,000     -      7.250%    -       -          99.5%      451-780     1.17x     Owner
Country Lake               6,255,000       6,255,000     -      6.000%    -       -          98.4%      647-995     1.42x     Owner
Crowne Pointe              5,075,000       4,898,000     -      7.250%    -       -          99.4%      485-845     1.57x     Owner
Cypress Run               15,402,428      11,981,000     -      5.500%    -       -          93.0%      485-855     1.51x      Orig
Falcon Creek               6,144,600       5,917,000     -      7.250%    -       -          95.4%      425-800     1.21x     Owner
Forest Hills               5,930,000       5,560,000     -      7.125%    -       -          93.6%      550-650     1.20x     Equity
Fort Chaplin              25,800,000      23,671,000     -      6.900%    -       -          96.9%     419-1,032    0.73x     Equity
Franciscan Riviera         6,587,500       6,248,000     -      7.125%    -       -          98.4%      500-872     1.11x     Equity
Garfield Park              3,260,000       3,146,000     -      7.250%    -       -          96.8%      585-946     1.48x     Equity
Greenbriar                 9,585,000       8,772,000     -      6.875%    -       -          99.5%     750-1,100    1.53x     Equity
Gulfstream                 3,500,000       3,362,000     -      7.250%    -       -          95.8%      502-633     1.10x     Owner
Hamilton Gardens           6,400,000       6,033,000     -      7.125%    -       -          96.5%      625-730     1.04x     Equity
Highland Ridge            15,000,000      14,477,000     -      7.250%    -       -          96.9%     850-1,460    1.23x     Owner
Highpointe                 3,250,000       3,894,000     -      9.000%    -       -            *           *        3.08x    Holding
Highpointe                 8,900,000       5,591,000     -      8.500%    -       -          96.6%      450-830     1.00x     Issuer
Jubilee Courtyards         4,150,000       3,834,000     -      7.125%    -       -          97.9%      525-710     0.89x     Owner
Lake Park                  3,638,000       3,511,000     -      7.250%    -       -          98.0%      452-634     0.97x     Equity
Lakepoint                 15,100,000      12,061,000     -      6.000%    -       -          95.3%      462-895     1.31x      Orig
Lakes Edge at Walden      14,850,000      13,640,000     -      6.900%    -       -          99.3%      618-944     1.59x     Equity
Lakes, The                13,650,000      10,636,000     -      4.870%    -       -          95.5%      495-700     1.95x      Orig
Lexington Square           3,850,000       3,258,000     -      6.375%    -       -          99.2%      393-471     1.27x      Orig
Lexington Trails           4,900,000       5,871,000     -      9.000%    -       -          87.8%      435-700     0.98x    Holding
Loveridge                  8,550,000       5,691,000     -      8.000%    -       -          97.9%     650-1,300    1.00x      Orig
Mansions, The             19,450,000      19,124,000     -      7.250%    -       -          92.5%     410-1,350    1.52x     Owner
Mountain Ranch             9,128,000       8,651,000     -      7.125%    -       -         100.0%      586-814     0.80x     Equity
Newport Village           13,000,000      12,546,000     -      7.250%    -       -          99.7%      376-690     1.46x     Owner
North Glen                12,400,000      12,380,000     -      7.500%    -       -          98.6%     575-1,010    1.13x     Owner
Northpointe Village       13,250,000      13,202,000     -      7.500%    -       -          97.3%      388-583     1.26x     Owner
Orchard Hills              5,650,000       5,453,000     -      7.250%    -       -          98.9%      475-815     1.55x     Owner
Orchard Mill              10,500,000      10,483,000     -      7.500%    -       -          93.6%      459-900     1.29x     Owner
Pelican Cove              18,000,000      17,372,000     -      7.250%    -       -          99.2%      390-725     1.48x     Owner
Phoenix                    3,250,000       3,041,000     -      7.125%    -       -          99.5%      395-721     1.29x     Owner
Reflections               10,700,000      12,819,000     -      9.000%    -       -          93.4%      280-780     1.33x    Holding
River Run                  7,200,000       7,668,000     -      8.000%    -       -          98.2%     351-1,034    1.45x     Owner
Rolling Ridge              4,925,000       5,900,000     -      9.000%    -       -          98.2%     830-1,005    1.53x    Holding
Shannon Lake              12,000,000      11,182,000     -      7.000%    -       -          93.2%      463-855     1.06x      Orig
Silvercrest                2,275,000       2,154,000     -      7.125%    -       -         100.0%      300-393     1.28x     Owner
Standiford                 9,520,000       9,029,000     -      7.125%    -       -          95.2%      395-650     1.05x     Equity
Stonecreek                 8,820,000       8,334,000     -      7.125%    -       -         100.0%      654-993     1.03x     Owner
Sunset Creek               8,275,000       6,033,000     -      5.477%    -       -          96.6%      460-869     1.57x     Equity
Sunset Downs              15,000,000      10,936,000     -      5.477%    -       -          96.2%      535-810     1.57x      Orig
Sunset Terrace            10,350,000       7,546,000     -      5.477%    -       -          96.7%      530-815     1.51x      Orig
Sunset Village            11,375,000       8,293,000     -      5.477%    -       -          99.0%      520-840     1.48x     Equity
Sycamore Woods             9,415,000       8,616,000     -      6.875%    -       -          98.9%     575-1,003    1.58x     Equity
Tallwood                   6,205,000       5,988,000     -      7.250%    -       -          97.5%      597-680     1.45x     Equity
Thomas Lake               12,975,000      12,954,000     -      7.500%    -       -          94.3%     830-1,300    1.56x     Owner
Williams Run              12,650,000      12,882,000     -      7.650%    -       -          89.3%      554-751     1.05x     Equity
Willow Creek               6,100,000       5,887,000     -      7.250%    -       -         100.0%      565-810     1.25x     Owner
                          --------------------------            ------                      ------                  -----
  Stabilized Properties-
    Subtotal\Weighted
    Average              515,449,528     473,540,000            6.963%                       96.6%                  1.34x
                         ---------------------------            ------                       -----                  -----

CHARTER/MAC
MUNICIPAL MORTGAGE


                                                                                                                  First Quarter 2001
                                                                                                        Supplemental Analyst Package

                                                        Portfolio Attributes
                                                            (unaudited)

                                                        Last
                                                       Year of
                                                         Con-    Partici-             Month/                 Optional
                                                      struction/  pating               Year                   Redemp-     Maturity
      Property            Location      State   Units  Rehab(1)    Bond   Bond Type  Acquired  Call Date(2)  tion Date(3)   Date
------------------------------------------------------------------------------------------------------------------------------------

Lease-Up Portfolio(8)
---------------------
Chapel Ridge at
  Little Rock             Little Rock     AR     128     2001      No     LIHTC        Aug-99     Aug-15     Aug-16       Aug-39
Chapel Ridge at
  Texarkana               Texarkana       AR     144     2000      No     LIHTC        Sep-99     Oct-16     Oct-16       Sep-41
Del Monte Pines           Fresno          CA     366     2000      No     LIHTC        May-99     May-17     May-17       May-36
Douglas Pointe            Miami           FL     176     2001      No     LIHTC        Sep-99     Oct-26     Oct-16       Sep-41
Lake Jackson              Lake Jackson    TX     160     2000      No     LIHTC        Dec-98     Jan-18     Jan-11       Jan-41
Lenox  Park               Gainesville     GA     292     2000      No     LIHTC        Jul-99     Aug-21     Aug-16       Jul-41
Lewis Place               Gainesville     FL     112     2000      No     LIHTC        Jun-99     Jun-16     Jun-16       Jun-41
Madalyn Landing           Palm Bay        FL     304     2000      No     LIHTC        Nov-98     Dec-17     Nov-10       Nov-40
Marsh Landing             Portsmouth      VA     250     2000      No     LIHTC        May-98     Jul-17     Jul-10       Jul-30

                                               -----                                              ------------------------------
Lease-Up - Subtotal/
  Weighted Average                             1,932     2000                                     Dec-18     May-14       Aug-39
                                               -----                                              ------------------------------

Construction Bond
  Portfolio(9)

Armstrong Farm            Jeffersonville  IN     168       -       No     LIHTC        Oct-00     Oct-17     Oct-17       Oct-40
Bay Colony                League City     TX     248       -       No     LIHTC        Aug-00     Aug-17     Jul-17       Aug-42
Chandler Creek            Round Rock      TX     216       -       No    501(c)3       Oct-00     Dec-17     Dec-17       Nov-42
Chapel Ridge at
  Claremore               Claremore       OK     104       -       No     LIHTC        Oct-00     Oct-17     Oct-17       Oct-42
Columbia at Bells
  Ferry                   Cherokee Co.    GA     272       -       No     LIHTC        Apr-00     Apr-17     Apr-17       Apr-42
Grace Townhomes           Ennis           TX     112       -       No     LIHTC        May-00     Jun-17     Jun-17       Jun-42
Grandview Forest          Durham          NC      92       -       No     LIHTC        Dec-00     Feb-18     Feb-18       Jan-43
Greenbridge at
  Buckingham              Richardson      TX     242       -       No    501(c)3       Nov-00     Mar-17     Mar-17       Nov-40
Hidden Grove              Miami           FL     222       -       No     LIHTC        Sep-00     Oct-17     Oct-17       Oct-42
Lakemoor                  Durham          NC     160       -       No     LIHTC        Dec-99     Jan-17     Jan-17       Dec-41
Newark Commons            New Castle      DE     220       -       No     LIHTC        May-00     May-18     Nov-17       May-43
Oaks at Hampton           Dallas          TX     250       -       No     LIHTC        Apr-00     Mar-27     Mar-17       Mar-40
Parks at Westmoreland     DeSoto          TX     250       -       No     LIHTC        Jul-00     Jul-17     Jul-17       Jul-40
Princess Anne House       Virginia Beach  VA     186       -       No     LIHTC        Apr-00     Apr-25     Apr-16       Apr-42
Red Hill Villas           Round Rock      TX     168       -       No     LIHTC        Dec-00     Dec-17     Dec-17       Dec-40
Running Brook             Miami           FL     186       -       No     LIHTC        Sep-00     Jan-27     Jan-18       Dec-42
San Marcos                San Marcos      TX     156       -       No     LIHTC        May-00     Mar-17     Mar-17       Mar-42
Southwest Trails          Austin          TX     160       -       No     LIHTC        Aug-00     Jun-17     Jun-17       Jun-42
Summer Lake               Davie           FL     108       -       No     LIHTC        Mar-00     Apr-27     Apr-27       Mar-42
Woods Edge                Charlottesville VA      97       -       No     LIHTC        Nov-00     Nov-17     Nov-17       Nov-40
                                               -----                                              ------------------------------
Construction - Subtotal/
  Weighted Average                             3,617                                              Mar-19     Oct-17       Dec-41
                                               -----                                              ------------------------------
Rehabilitation Bond
  Portfolio(10)

Autumn Ridge              San Marcos      CA     192       -       No     LIHTC        Aug-00     Aug-27     Aug-17       Jul-37
Barnaby Manor             Washington      DC     124       -       No     LIHTC        Nov-99     May-17     May-17       May-32
King's Village            Pasadena        CA     313       -       No     LIHTC        Jul-00     Dec-16     Dec-16       Dec-36
Millpond Village          East Windsor    CT     360       -       No     LIHTC        Dec-00       -           -         Dec-31
Ocean Air                 Norfolk         VA     434       -       No     LIHTC        Apr-98     Jan-16     Jan-11       Nov-30
Park Sequoia              San Jose        CA      81       -       No     LIHTC        Oct-00     Mar-17     Mar-17       Mar-37
South Congress            Austin          TX     172       -       No     LIHTC        May-00     Oct-16     Oct-16       Sep-36
Village Green             Merced          CA      *        *       No     LIHTC        Aug-00       *           *         Aug-14
Village Green             Merced          CA     128       -       No     LIHTC        Aug-00     Jan-17     Jan-17       Jan-37
Walnut Creek              Austin          TX      *        *       No     LIHTC        May-00       *           *         May-14
Walnut Creek              Austin          TX      98       -       No     LIHTC        May-00     Oct-16     Oct-16       Sep-36
Walnut Park Plaza         Philadelphia    PA     224       -       No     LIHTC        Apr-00                Apr-10       Oct-18
                                               -----                                              ------------------------------
Rehab Bonds - Subtotal/
  Weighted Average                             2,126                                              Jun-18     Aug-15       Sep-33
                                               -----                                              ------------------------------
Subtotal- Tax-Exempt
  First Mortgage Bonds                        19,647                                              Jan-15     Sep-10       May-31
                                              ------                                              ------------------------------



                                                        Letter                    Effective                      Unaudited
                                        Fair Value(4)     of    Stated    Future   Date of   Mar 2001  Mar 2001    Mar
                           Bond Par     at March 31,    Credit Interest  Interest  Future     Rental  Unit Rental  2001
      Property              Amount           2001       Put(5)  Rate(6)   Rate(7)  Rate(7)    Occup.     Rates     DSCR    Entity**
------------------------------------------------------------------------------------------------------------------------------------

Lease-Up Portfolio(8)
---------------------
Chapel Ridge at
  Little Rock              5,600,000       5,299,000    Yes     7.125%       -       -       30.5%         -        -        Owner
Chapel Ridge at
  Texarkana                5,800,000       5,694,000  Expired   7.375%       -       -       94.4%      320-685     -        Owner
Del Monte Pines           11,000,000       9,957,000  Expired   6.800%       -       -       97.0%      388-544     -        Equity
Douglas Pointe             7,100,000       6,616,000    Yes     7.000%       -       -      100.0%      504-604     -        Equity
Lake Jackson              10,934,000      10,181,000  Expired   7.000%       -       -       87.3%     550-1,095    -        Equity
Lenox  Park               13,000,000      11,768,000  Expired   6.800%       -       -       62.4%      431-620     -        Equity
Lewis Place                4,000,000       3,594,000  Expired   6.750%    7.000%  May-01     82.7%      529-642     -        Equity
Madalyn Landing           14,000,000      13,031,000    No      7.000%       -       -       76.4%      425-599     -        Owner
Marsh Landing              6,050,000       5,802,000    No      7.250%       -       -       84.7%      300-475     -        Owner

                          --------------------------            ------                     -------               ---------
Lease-Up - Subtotal/
  Weighted Average        77,484,000      71,942,000            6.982%                       81.0%                 NAP
                          --------------------------            ------                     -------               ---------

Construction Bond
  Portfolio(9)
-----------------

Armstrong Farm             8,246,000       8,233,000    Yes     7.500%       -       -          -          -        -        Equity
Bay Colony                10,100,000      10,084,000    Yes     7.500%       -       -          -          -        -        Equity
Chandler Creek            15,850,000      16,035,000    Yes     8.500%    7.600%  Nov-02        -          -        -        Equity
Chapel Ridge at
  Claremore                4,100,000       4,093,000    Yes     7.500%       -       -          -          -        -        Equity
Columbia at Bells
  Ferry                   13,000,000      12,806,000    Yes     7.400%       -       -        1.5%         -        -        Owner
Grace Townhomes            5,225,600       5,217,000    Yes     7.500%       -       -          -          -        -        Equity
Grandview Forest           5,483,907       5,475,000    Yes     8.500%    7.500%  Jan-03        -          -        -        Equity
Greenbridge at
  Buckingham              19,735,000      19,440,000    Yes     7.400%       -      -           -          -        -        Equity
Hidden Grove               8,600,000       8,472,000    Yes     7.400%       -      -           -          -        -        Equity
Lakemoor                   9,000,000       8,686,000    Yes     7.250%       -      -           -          -        -        Equity
Newark Commons            14,300,000      13,896,000    Yes     7.300%       -      -           -          -        -        Equity
Oaks at Hampton            9,535,000       9,139,000    No      7.200%       -      -           -          -        -        Equity
Parks at Westmoreland      9,535,000      10,789,000    Yes     8.500%    7.500%  Oct-01        -          -        -        Equity
Princess Anne House        7,500,000       7,488,000    Yes     7.500%       -      -           -          -        -        Equity
Red Hill Villas            9,900,000       9,752,000    No      8.400%    7.400%  Dec-02        -          -        -        Equity
Running Brook              8,495,000       8,368,000    Yes     7.400%       -      -           -          -        -        Equity
San Marcos                 7,231,000       7,099,000    Yes     7.375%       -      -           -          -        -         Orig
Southwest Trails           6,500,000       6,360,000    Yes     7.350%       -      -           -          -        -        Equity
Summer Lake                5,600,000       5,516,000    Yes     7.400%       -      -         70.1%        -        -         Orig
Woods Edge                 4,850,000       4,842,000    No      7.800%    7.500%  Nov-02        -          -        -        Equity
                          --------------------------            ------                     -------               ---------
Construction - Subtotal/
  Weighted Average       182,786,507     181,790,000            7.641%                        21.0%                NAP
                         ---------------------------            ------                     -------               ---------
Rehabilitation Bond
  Portfolio(10)
-------------------

Autumn Ridge               9,304,230       9,475,000    No      8.000%    7.650%  Jul-01      89.4%     569-930    -         Owner
Barnaby Manor              4,500,000       4,418,000    Yes     7.375%       -      -         35.8%     850-975    -         Equity
King's Village            17,650,000      17,622,000    No      8.500%    7.500%  Oct-01      80.3%     456-855    -         Owner
Millpond Village          14,300,000      14,372,000    No      8.550%    7.550%  Nov-01      69.9%    477-1,020   -         Equity
Ocean Air                 10,000,000       9,651,000    Yes     7.250%       -      -         84.5%     590-690    -         Owner
Park Sequoia               6,740,000       6,729,000    No      8.500%    7.500%  Aug-01      74.4%    799-1,350   -         Owner
South Congress             6,300,000       6,290,000    No      7.500%       -      -         64.4%     303-504    -         Owner
Village Green                503,528         503,000    No      8.500%    7.500%  Jun-01        *          *       -         Owner
Village Green              3,078,000       3,073,000    No      8.500%    7.500%  Jun-01      92.1%     380-485    -         Owner
Walnut Creek                 360,000         336,000    No      7.500%       -      -           *          *       -         Owner
Walnut Creek               3,240,000       3,235,000    No      7.500%       -      -         77.1%     338-556    -         Owner
Walnut Park Plaza          5,500,000       5,466,000    No      7.500%       -      -         82.1%     597-650    -         Owner
                          --------------------------            ------                     -------               ---------
Rehab Bonds - Subtotal/
  Weighted Average        81,475,758      81,170,000            8.047%                        76.9%               NAP
                         ---------------------------            ------                     -------               ---------
Subtotal- Tax-Exempt
  First Mortgage Bonds   857,195,793     808,442,000            7.212%
                         ---------------------------            ------                     -------               ---------

CHARTER/MAC
MUNICIPAL MORTGAGE

                                                                                                                  First Quarter 2001
                                                                                                        Supplemental Analyst Package

                                                        Portfolio Attributes
                                                             (unaudited)

                                                        Last
                                                       Year of
                                                         Con-    Partici-             Month/                 Optional
                                                      struction/  pating               Year                   Redemp-    Maturity
      Property            Location      State   Units  Rehab(1)    Bond   Bond Type  Acquired  Call Date(2) tion Date(3)   Date
------------------------------------------------------------------------------------------------------------------------------------
Taxable First Mortgage Bonds

Owned by the Company (not including its consolidated subsidiaries)
------------------------------------------------------------------
Chandler Creek            Round Rock      TX     *       *         No     501(c)3      Oct-00                             Dec-42
Greenbriar                Concord         CA     *       *         No      LIHTC       May-99                             May-36
Greenbridge at
  Buckingham              Richardson      TX     *       *         No     501(c)3      Nov-00                             Feb-07
Lake Park                 Turlock Park    CA     *       *         No      LIHTC       Jun-99                             Sep-35
Lakes Edge at Walden      Miami           FL     *       *         No      80/20       Jun-99                             Aug-10
Oaks at Hampton           Dallas          TX     *       *         No      LIHTC       Apr-00                             May-10
Parks at Westmoreland     DeSoto          TX     *       *         No      LIHTC       Jul-00                             Nov-09
Princess Anne House       Virginia Beach  VA     *       *         No      LIHTC       Apr-00                             Jan-06
Red Hill Villas           Round Rock      TX     *       *         No      LIHTC       Dec-00                             Jul-01
Williams Run              Dallas          TX     *       *         No     501(c)3      Dec-00                             Jul-04
                                               ------                                                                     ------
  Taxable Bonds - Subtotal/
    Weighted Average                              -                                                                       Mar-21
                                               ------                                                                     ------
    Total First Mortgage Bonds                 19,647                                                                     Apr-31
                                               ------                                                                     ------

Other Tax-Exempt Subordinate Bonds

Owned by CharterMac Equity Issuer Trust
---------------------------------------

Draper Lane               Silver Spring   MD      406              No   Subordinate    Feb-01     Mar-06                  Mar-40
Museum Tower              Philadelphia    PA      286              No   Subordinate    Nov-00                Sep-10       Dec-26
Park at Landmark          Alexandria      VA      396              No   Subordinate    Sep-00                Jul-05       Dec-29
                                               ------                                             ------------------------------
Subordinate Bonds - Subtotal/
  Weighted Average                              1,088                                             Mar-06     Jul-07       Jun-33
                                               ------                                             ------------------------------
Total Revenue Bonds                            20,735                                             Dec-14     Aug-10       Apr-31
                                               ======                                             ==============================




                                                         Letter                    Effective                      Unaudited
                                        Fair Value(4)      of    Stated    Future   Date of   Mar 2001  Mar 2001    Mar
                           Bond Par     at March 31,     Credit Interest  Interest  Future     Rental  Unit Rental  2001
      Property              Amount           2001        Put(5)  Rate(6)   Rate(7)  Rate(7)    Occup.     Rates     DSCR    Entity**
------------------------------------------------------------------------------------------------------------------------------------

Taxable First Mortgage Bonds

Owned by the Company (not including its consolidated subsidiaries)
------------------------------------------------------------------
Chandler Creek               350,000        350,000       Yes     9.750%    9.250%  Nov-02     *           *        *        Issuer
Greenbriar                 2,015,000      2,015,000        -      9.000%       -      -        *           *        *        Issuer
Greenbridge at
  Buckingham                 350,000        350,000       Yes     10.000%      -      -        *           *        *        Issuer
Lake Park                    375,000        366,038        -      9.000%       -      -        *           *        *        Issuer
Lakes Edge at Walden       1,400,000      1,640,431        -      11.000%      -      -        *           *        *        Issuer
Oaks at Hampton              525,000        525,000       No      9.000%       -      -        *           *        *        Issuer
Parks at Westmoreland        455,000        455,000       Yes     9.000%       -      -        *           *        *        Issuer
Princess Anne House          125,000        131,945       Yes     9.500%       -      -        *           *        *        Issuer
Red Hill Villas              400,000        400,000       No      9.500%       -      -        *           *        *        Issuer
Williams Run                 200,000        192,285        -      9.250%       -      -        *           *        *        Issuer
                           -------------------------              ------
  Taxable Bonds -
    Subtotal/
    Weighted Average       6,195,000      6,425,699               9.601%
                         --------------------------               ------
    Total First
      Mortgage Bonds     863,390,793    814,867,699               6.603%
                         --------------------------               ------

Other Tax-Exempt Subordinate Bonds

Owned by CharterMac Equity Issuer Trust
---------------------------------------
Draper Lane              11,000,000      11,000,000        -     10.000%                      NAP         NAP       -        Equity
Museum Tower              6,000,000       6,000,000        -      8.250%                      NAP         NAP       -        Equity
Park at Landmark          9,500,000       9,500,000        -      8.750%                      NAP         NAP       -        Equity
                        ---------------------------              -------
Subordinate Bonds-
  Subtotal/
  Weighted Average       26,500,000      26,500,000               9.156%
                        ---------------------------              -------
  Total Revenue Bonds   889,890,793     841,367,699               7.287%
                        ===========================              =======


Notes:
   For further information regarding the bond portfolio and other specifics regarding each bond, please refer to the CharterMac 10-K and 10-Q filings.
   * Not applicable to avoid duplication with another related bond.
   ** Entity identification:
   "Equity" - CharterMac Equity Issuer Trust
   "Holding" - CharterMac Holding Trust
   "Issuer" - Charter Municipal Mortgage Acceptance Company
   "Orig" - CharterMac Origination Trust
   "Owner" - CharterMac Owner Trust and its sub-Series Trusts
N/A - Not Available at this time
NAP - Not Applicable

1   Represents the latest year of fully complete construction or rehabilitation.
2 The call date is a call date to the borrower at which point the Company can call the bond due and payable. For those properties past the call date, six months notice must be given by the Company to call the bond due and payable. If no call date is specified, the maturity date is assumed.
3 The earliest date at which the borrower may prepay the underlying mortgage securing the Revenue Bonds without penalty.
4 The Revenue Bonds are deemed to be available-for-sale debt securities and, accordingly, are carried at their estimated fair values.
5 The Underlying Property is under construction or undergoing substantial rehabilitation. Such Revenue Bonds are additionally secured by a letter of credit issued by an "A" rated or better financial institution. In the event it is not completed in a timely manner, the Company may "put" the Revenue Bond to the construction lender at par. "Expired" letters of credit indicate that the construction or rehab phase is complete and that the property is in the lease-up stage to stabilization.
6 The stated interest rate represents the coupon rate of the Revenue Bond, at March 31, 2001.
7 Represents a future interest rate, generally after the property is no longer in construction or rehabilitation. In some cases the future rate is date specific and in other cases it is defined as upon completion of construction or rehabilitation (post construction period or "Post CP").
8 Represents properties that have completed construction/rehabilitation and have not achieved occupancy above 90% for three consecutive months. This lease-up definition may differ from the definition of stabilization in individual Bond Documents.
9 Properties in the construction portfolio include properties still under construction. Recently completed properties in the process of lease up to stabilization are excluded. Occupancy and rental ranges are presented if units or buildings come on line during phased construction.
10 Generally, properties in the rehab portfolio do not have 100% of their units down during the rehab process. Rehab is generally performed in phases and thus current occupancy and rental ranges are presented for rehab properties, as applicable.

CHARTER/MAC
MUNICIPAL MORTGAGE



                                                                                                                 First Quarter 2001
                                                                                                        Supplemental Analyst Package

                                               Revenue Bond Portfolio Statistical Analysis
                                                             (unaudited)

                                                                                      Fair Value at
                                      Units           Face Amount of Bond             March 31, 2001
                               -------------------   -------------------------   ------------------------
                                                                                                               Minimum
                      Number                                                                                    Stated
                     of Bonds   Number   % of Total  $ Amount        % of Total  $ Amount      % of Total   Interest Rate
                     --------   -------------------  --------------------------  ------------------------   -------------
By Region:
East                     43      9,510       45.9%    374,706,335       42.1%    356,662,376      42.4%          7.39%
Central                  35      6,029       29.1%    283,569,200       31.9%    278,303,285      33.1%          7.42%
West                     31      5,196       25.1%    231,615,258       26.0%    206,402,038      24.5%          6.96%
                        ---     ------------------    -----------------------    -----------------------         ----
Total                   109     20,735      100.0%    889,890,793      100.0%    841,367,699     100.0%          7.29%
                        ===     ==================    =======================    =======================         ====
By State:
Arkansas                  2        272        1.3%     11,400,000        1.3%     10,993,000       1.3%          7.25%
California               28      4,458       21.5%    207,890,258       23.4%    183,505,038      21.8%          6.93%
Connecticut               1        360        1.7%     14,300,000        1.6%     14,372,000       1.7%          8.55%
Delaware                  1        220        1.1%     14,300,000        1.6%     13,896,000       1.7%          7.30%
Florida                  15      3,012       14.5%    121,352,428       13.6%    116,519,431      13.8%          7.13%
Georgia                   6      1,740        8.4%     76,000,000        8.5%     70,680,000       8.4%          6.99%
Indiana                   2        299        1.4%     14,390,600        1.6%     14,150,000       1.7%          7.39%
Iowa                      1        138        0.7%      6,100,000        0.7%      5,887,000       0.7%          7.25%
Maryland                  1        406        2.0%     11,000,000        1.2%     11,000,000       1.3%         10.00%
Minnesota                 3        734        3.5%     44,975,000        5.1%     44,404,000       5.3%          7.42%
Missouri                  3      1,352        6.5%     51,100,000        5.7%     47,132,000       5.6%          6.61%
New Jersey                1        174        0.8%      6,400,000        0.7%      6,033,000       0.7%          7.13%
North Carolina            3        388        1.9%     20,413,907        2.3%     19,721,000       2.3%          7.55%
Oklahoma                  1        104        0.5%      4,100,000        0.5%      4,093,000       0.5%          7.50%
Pennsylvania              4        750        3.6%     23,650,000        2.7%     20,951,000       2.5%          8.27%
Tennessee                 1        210        1.0%      9,500,000        1.1%      8,852,000       1.1%          7.00%
Texas                    23      3,130       15.1%    151,503,600       17.0%    151,644,285      18.0%          7.71%
Virginia                  7      1,483        7.2%     44,230,000        5.0%     43,402,945       5.2%          7.68%
Washington                3        738        3.6%     23,725,000        2.7%     22,897,000       2.7%          7.25%
Washington, DC            3        767        3.7%     33,560,000        3.8%     31,235,000       3.7%          7.00%


                        ---     ------------------    -----------------------    -----------------------         ----
Total                   109     20,735      100.0%    889,890,793      100.0%    841,367,699     100.0%          7.29%
                        ===     ==================    =======================    =======================         ====


By Bond Type:
LIHTC                    68      1,056       53.3%    471,823,365       53.0%    455,637,983      54.2%          7.41%
501(c)3                   7        910        4.4%     54,035,000        6.1%     55,120,285       6.6%          7.97%
80/20                    31      7,681       37.0%    337,532,428       37.9%    304,109,431      36.1%          6.86%
Subordinate               3      1,088        5.2%     26,500,000        3.0%     26,500,000       3.1%          9.16%
                        ---     ------------------    -----------------------    -----------------------         ----
Total                   109     20,735      100.0%    889,890,793      100.0%    841,367,699     100.0%          7.29%
                        ===     ==================    =======================    =======================         ====


By Property Status:
Stabilized               62      3,060       63.0%    545,939,528       61.3%    504,253,754      59.9%          7.09%
Lease-up                  9      1,932        9.3%     77,484,000        8.7%     71,942,000       8.6%          6.98%
Construction             26      3,617       17.4%    184,991,507       20.8%    184,001,945      21.9%          7.66%
Rehab                    12      2,126       10.3%     81,475,758        9.2%     81,170,000       9.6%          8.05%
                        ---     ------------------    -----------------------    -----------------------         ----
Total                   109     20,735      100.0%    889,890,793      100.0%    841,367,699     100.0%          7.29%
                        ===     ==================    =======================    =======================         ====


Construction Risk
  Mitigated with Letters
  of Credit:
Letter of Credit
  in Place               21      3,102       85.8%    159,781,507       86.4%    159,343,945      86.6%          7.63%
Does/did not have
  Letter of Credit        5        515       14.2%     25,210,000       13.6%     24,658,000      13.4%          7.86%
                        ---     ------------------    -----------------------    -----------------------         ----
Total Construction
  Bonds                  26      3,617      100.0%    184,991,507      100.0%    184,001,945     100.0%          7.66%
                        ===     ==================    =======================    =======================         ====



                              --------------------------------------      ------------------------
                                Pertinent Weighted Average Dates          Annualized Base Interest
                              --------------------------------------      ------------------------
                                            Optional                                                   Occupancy         DSCR on
                                           Redemption       Maturity                                 on Stabilized       Stabilized
                              Call Date        Date           Date         $ Amount     % of Total    Properties         Properties
                              ---------    ----------       --------       -----------------------   -------------       ----------
By Region:                       Sep-15        Jun-11        Jul-31        27,352,233        42.6%         96.0%           1.24x
East                             May-14        Jul-11        Nov-32        21,035,260        32.7%         95.1%           1.41x
Central                          Jul-14        May-08        Apr-29        15,864,087        24.7%         98.4%           1.39x
West                          ---------    ----------       --------       -----------------------   -------------       ----------
    Total                        Dec-14        Aug-10        May-31        64,251,580       100.0%         96.6%           1.34x
                              =========    ==========       ========       =======================   =============       ==========

By State:
  Arkansas                       Mar-16        Sep-16        Sep-40           826,750         1.3%           N/A             N/A
  California                     Jul-14        Apr-08        Apr-29        14,144,025        22.0%         98.1%           1.37x
  Connecticut                      N/A          N/A          Dec-31         1,222,650         1.9%           N/A             N/A
  Delaware                       May-18        Nov-17        May-43         1,043,900         1.6%           N/A             N/A
  Florida                        Jun-19        Oct-11        May-33         8,648,201        13.5%         96.5%           1.38x
  Georgia                        Apr-10        May-09        Oct-25         5,309,500         8.3%         95.2%           1.20x
  Indiana                        Apr-17        Sep-14        Nov-39         1,063,934         1.7%         95.4%           1.21x
  Iowa                           Jul-08        Jul-08        Jun-22           442,250         0.7%        100.0%           1.25x
  Minnesota                      Mar-06         N/A          Mar-40         1,100,000         1.7%           N/A             N/A
  Missouri                       Mar-10        Jun-04        Oct-24         3,335,625         5.2%         96.1%           1.47x
  New Jersey                     Nov-09        Dec-04        Oct-18         3,379,880         5.3%         95.4%           1.62x
  North Carolina                 Mar-17        Mar-10        Mar-35           456,000         0.7%         96.5%           1.04x
  Oklahoma                       Feb-17        Aug-13        Jan-40         1,541,145         2.4%         93.6%           1.20x
  Pennsylvania                   Oct-17        Oct-17        Oct-42           307,500         0.5%           N/A             N/A
  Tennessee                      Jun-06        May-04        Jul-14         1,620,000         2.5%         96.6%           1.56x
  Texas                          Nov-06        Mar-04        Apr-17           665,000         1.0%         93.7%           1.21x
  Virginia                       Dec-16        Jul-14        Dec-38        11,679,321        18.2%         93.0%           1.10x
  Washington                     Nov-18        Mar-12        Feb-35         3,397,413         5.3%         97.5%           1.45x
  Washington, DC                   N/A         Dec-08        Aug-29         1,720,063         2.7%         99.4%           1.50x
                                 May-16        May-16        Feb-35         2,348,425         3.7%         96.9%           0.81x
                              ---------    ----------       --------       -----------------------   -------------       ----------
    Total                        Dec-14        Aug-10        May-31        64,251,580       100.0%         96.6%           1.34x
                              =========    ==========       ========       =======================   =============       ==========

By Bond Type:
  LIHTC                          Aug-18        Feb-15        Aug-38        34,953,842         54.4%        97.8%           1.15x
  501(c)3                        Jan-15        Aug-15        Jun-39         4,303,990          6.7%        88.6%           1.03x
  80/20                          Jul-09        Jul-03        Oct-19        22,567,498         35.1%        96.4%           1.44x
  Subordinate                    Mar-06        Jul-07        Jun-33         2,426,250          3.8%          N/A             N/A
                              ---------    ----------       --------       -----------------------   -------------       ----------
    Total                        Dec-14        Aug-10        May-31        64,251,580        100.0%        96.6%           1.34x
                              =========    ==========       ========       =======================   =============       ==========

By Property Status:
  Stabilized                     Mar-12        Nov-06        May-26        38,110,778         59.3%        96.6%           1.34x
  Lease-up                       Dec-18        May-14        Aug-39         5,409,755          8.4%          N/A             N/A
  Construction                   Mar-19        Oct-17        Aug-41        14,174,603         22.1%          N/A             N/A
  Rehab                          Jun-18        Aug-15        Sep-33         6,556,443         10.2%          N/A             N/A
                              ---------    ----------       --------       -----------------------   -------------       ----------
    Total                        Dec-14        Aug-10        May-31        64,251,580       100.00%        96.6%           1.34x
                              =========    ==========       ========       =======================   =============       ==========

Construction Risk Mitigated with Letters of Credit:
  Letter of Credit in Place      Oct-18        Oct-17        Dec-41        12,192,933        86.0%          N/A             N/A
Does/did not have Letter of
   Credit                        Jul-21        Aug-17        May-39         1,981,670        14.0%          N/A             N/A
                              ---------    ----------       --------       -----------------------   -------------       ----------
    Total Construction Bonds     Mar-19        Oct-17        Aug-41        14,174,603      100.00%          N/A             N/A
                              =========    ==========       ========       =======================   =============       ==========


CHARTER/MAC
MUNICIPAL MORTGAGE


                                                                                                                 First Quarter 2001
                                                                                                        Supplemental Analyst Package

                                              Revenue Bond Portfolio Statistical Analysis
                                                              (unaudited)

                                           -------------------  -----------------------  -------------------------
                                                                                             Fair Value at
                                                  Units          Face Amount of Bond         March 31, 2001
                                           -------------------  -----------------------  -------------------------
                                                                                                                       Minimum
                                 Number                                                                                Stated
                                of Bonds   Number   % of Total  $ Amount    % of Total   $ Amount       % of Total     Interest Rate
                                --------   -------------------  -----------------------  -------------------------     -------------

By Participating Features:
  Participating                       17    4,221   20.4%       176,152,428   19.8%       159,377,000     18.9%           7.03%
  Non-Participating                   92   16,514   79.6%       713,738,365   80.2%       681,990,699     81.1%           7.35%
                                --------   -------------------  -----------------------  -------------------------     -------------
    Total                            109   20,735  100.0%       889,890,793  100.0%       841,367,699    100.0%           7.29%
                                ========   ===================  =======================  =========================     =============

By Year-Acquired:
  Pre-1998                            25    6,643   32.0%       296,152,428   33.3%       259,961,000     30.9%           6.72%
  1998                                17    3,107   15.0%       117,596,600   13.2%       111,244,000     13.2%           7.13%
  1999                                22    3,899   18.8%       165,305,500   18.6%       154,962,469     18.4%           7.03%
  2000                                44    6,680   32.2%       299,836,265   33.7%       304,200,230     36.2%           7.95%
  2001                                 1      406    2.0%        11,000,000    1.2%        11,000,000      1.3%          10.00%
                                --------   -------------------  -----------------------  -------------------------     -------------
    Total                            109   20,735  100.0%       889,890,793  100.0%       841,367,699    100.0%           7.29%
                                ========   ===================  =======================  =========================     =============

By Entity:
Charter Municipal Mortgage
  Acceptance                          11      240    1.2%        15,095,000    1.7%        12,016,699      1.4%           8.95%
CharterMac Holding Trust               4      646    3.1%        23,775,000    2.7%        28,484,000      3.4%           9.00%
CharterMac Equity Issuer Trust        42    8,900   42.9%       390,908,007   43.9%       373,848,000     44.4%           7.41%
CharterMac Origination Trust          12    2,947   14.2%       133,833,428   15.0%       107,691,000     12.8%           6.10%
CharterMac Owner Trust                40    8,002   38.6%       326,279,358   36.7%       319,328,000     38.0%           7.42%
                                --------   -------------------  -----------------------  -------------------------     -------------
Total                                109   20,735  100.0%       889,890,793  100.0%       841,367,699    100.0%           7.29%
                                ========   ===================  =======================  =========================     =============




                                -------------------------------------      ------------------------
                                  Pertinent Weighted Average Dates         Annualized Base Interest
                                -------------------------------------      ------------------------

                                              Optional                                                  Occupancy         DSCR on
                                             Redemption      Maturity                                  on Stabilized      Stabilized
                                Call Date       Date           Date        $ Amount      % of Total     Properties        Properties
                                ---------    ----------      --------      ------------------------    -------------     -----------
By Participating Features:
  Participating                    Apr-09        Dec-02       Jul-17        11,785,471     18.3%           96.5%             1.34x
  Non-Participating                Jan-16        Jun-12       Oct-34        52,466,109     81.7%           96.7%             1.33x
                                ---------    ----------      --------      ------------------------    -------------     -----------
    Total                          Dec-14        Aug-10       May-31        64,251,580   100.00%           96.6%             1.34x
                                =========    ==========      ========      ========================    =============     ===========

By Year-Acquired:
  Pre-1998                         Oct-09        Aug-02       Apr-19        19,314,798     30.1%           96.3%             1.42x
  1998                             May-18        Aug-09       Jul-38         8,387,834     13.1%           98.2%             1.12x
  1999                             Aug-16        Mar-16       Dec-35        11,619,252     18.1%           97.7%             1.20x
  2000                             Aug-17        Nov-15       Aug-37        23,829,697     37.1%           92.2%             1.47x
  2001                             Mar-06         N/A         Mar-40         1,100,000      1.7%             N/A               N/A
                                ---------    ----------      --------      ------------------------    -------------     -----------
    Total                          Dec-14        Aug-10       May-31        64,251,580   100.00%           96.6%             1.34x
                                =========    ==========      ========      ========================    =============     ===========

By Entity:
Charter Municipal Mortgage
  Acceptance                         N/A         Jun-96       Jul-12         1,014,800      1.6%           96.6%             1.00x
CharterMac Holding Trust           Jun-06        May-05       Sep-22         2,139,750      3.3%           92.5%             1.54x
CharterMac Equity Issuer Trust     Mar-17        Oct-14       Jan-38        28,984,370     45.1%           97.0%             1.20x
CharterMac Origination Trust       Jun-11        Oct-02       Nov-18         7,903,366     12.3%           95.6%             1.41x
CharterMac Owner Trust             May-14        Jul-09       Jan-30        24,209,294     37.7%           97.3%             1.38x
                                ---------    ----------      --------      ------------------------    -------------     -----------
Total                              Dec-14        Aug-10       May-31        64,251,580    100.0%           96.6%             1.34x
                                =========    ==========      ========      ========================    =============     ===========

CHARTER/MAC
MUNICIPAL MORTGAGE

                                                                                                                  First Quarter 2001
                                                                                                        Supplemental Analyst Package

                                             Year-to-Date March 31, 2001 Acquisitions
                                                             (unaudited)

                                                                                                                        Minimum
                                                                                           Month /          Face        Stated
                                                                                            Year          Amount of    Interest
                                            Location              Units     Bond Type     Acquired          Bond         Rate
                                    --------------------------------------------------------------------------------------------

Acquisitions:
  Stabilized Bonds:
  Draper Lane                       Silver Spring, MD                 406   Subordinate     Feb-01        11,000,000     10.00%
                                                                 --------                              -------------------------
    Total Stabilized Bonds                                            406                                 11,000,000     10.00%
                                                                 ========                              =========================

  Construction:
    None
                                                                 --------                              -------------------------
    Total Construction Bonds                                          -                                         -        0.00%
                                                                 ========                              =========================

  Rehabilitation:
    None
                                                                 --------                              -------------------------
    Total Rehabilitation Bonds                                        -                                         -        0.00%
                                                                 --------                              -------------------------
Total Year-to Date Acquisitions                                       406                                11,000,000     10.00%
                                                                 ========                              =========================

CHARTER/MAC
MUNICIPAL MORTGAGE

                                                                                                                  First Quarter 2001
                                                                                                        Supplemental Analyst Package

                                                Year-to-Date March 31, 2001 Repayments
                                                             (unaudited)

                                                                          Minimum
                                                                           Stated
                                                              Month /     Interest  Face Amount  Net Book        Net     Net Gain
                      Units      Location       Bond Type  Year Acquired    Rate       of Bond      Value     Proceeds     (Loss)
                      --------------------------------------------------------------------------------------------------------------

Repayments:
  Stabilized:
    Greenway Manor       312  St. Louis, MO        80/20       Oct-86       8.50%    12,850,000  12,744,443   12,850,000   105,557
                      ------                                              ----------------------------------------------------------
      Total
        Stabilized
        Bonds            312                                                8.50%    12,850,000  12,744,443   12,850,000   105,557
                      ======                                              ==========================================================

  Construction:
    None                                                                    0.0%            -           -            -         -
                      ------                                              ----------------------------------------------------------
      Total
      Construction
      Bonds              -                                                  0.0%            -           -            -         -
                      ======                                              ==========================================================

  Rehabilitation:
    None                                                                    0.0%            -           -            -         -
                      ------                                              ----------------------------------------------------------
      Total
      Rehabilitation
      Bonds              -                                                  0.0%            -           -            -         -
                      ======                                              ==========================================================
Total Year-to-Date
  Repayments             312                                                8.50%    12,850,000  12,744,443   12,850,000   105,557
                      ======                                              ==========================================================

CHARTER/MAC
MUNICIPAL MORTGAGE

                                                                                           First Quarter 2001
                                                                                 Supplemental Analyst Package

                                  Construction and Rehabilitation Bond Status
                                                  (unaudited)
                                                                                                     Minimum
                                                                               Month/       Face      Stated
                                                                                Year      Amount of  Interest
                                       Units       Location        Bond Type  Acquired      Bond       Rate
-------------------------------------------------------------------------------------------------------------

Construction (includes tax-exempt and taxable construction bonds):
  Armstrong Farm                          168  Jeffersonville, IN     LIHTC    Oct-00     8,246,000    7.50%
  Bay Colony                              248  League City, TX        LIHTC    Aug-00    10,100,000    7.50%
  Chandler Creek                          216  Round Rock, TX        501(c)3   Oct-00    15,850,000    8.50%
  Chandler Creek                            *  Round Rock, TX        501(c)3   Oct-00       350,000    9.75%
  Chapel Ridge at Claremore               104  Claremore, OK          LIHTC    Oct-00     4,100,000    7.50%
  Columbia at Bells Ferry                 272  Cherokee Co., GA       LIHTC    Apr-00    13,000,000    7.40%
  Grace Townhomes                         112  Ennis, TX              LIHTC    May-00     5,225,600    7.50%
  Grandview Forest                         92  Durham, NC             LIHTC    Dec-00     5,483,907    8.50%
  Greenbridge at Buckingham               242  Richardson, TX        501(c)3   Nov-00    19,735,000    7.40%
  Greenbridge at Buckingham                 *  Richardson, TX        501(c)3   Nov-00       350,000   10.00%
  Hidden Grove                            222  Miami, FL              LIHTC    Sep-00     8,600,000    7.40%
  Lakemoor                                160  Durham, NC             LIHTC    Dec-99     9,000,000    7.25%
  Newark Commons                          220  New Castle, DE         LIHTC    May-00    14,300,000    7.30%
  Oaks at Hampton                         250  Dallas, TX             LIHTC    Apr-00     9,535,000    7.20%
  Oaks at Hampton                           *  Dallas, TX             LIHTC    Apr-00       525,000    9.00%
  Parks at Westmoreland                   250  DeSoto, TX             LIHTC    Jul-00     9,535,000    8.50%
  Parks at Westmoreland                     *  DeSoto, TX             LIHTC    Jul-00       455,000    9.00%
  Princess Anne House                     186  Virginia Beach, VA     LIHTC    Apr-00     7,500,000    7.50%
  Princess Anne House                       *  Virginia Beach, VA     LIHTC    Apr-00       125,000    9.50%
  Red Hill Villas                         168  Round Rock, TX         LIHTC    Dec-00     9,900,000    8.40%
  Red Hill Villas                           *  Round Rock, TX         LIHTC    Dec-00       400,000    9.50%
  Running Brook                           186  Miami, FL              LIHTC    Sep-00     8,495,000    7.40%
  San Marcos                              156  San Marcos, TX         LIHTC    May-00     7,231,000    7.38%
  Southwest Trails                        160  Austin, TX             LIHTC    Aug-00     6,500,000    7.35%
  Summer Lake                             108  Davie, FL              LIHTC    Mar-00     5,600,000    7.40%
  Woods Edge                               97  Charlottesville, VA    LIHTC    Nov-00     4,850,000    7.80%
                                        -----                                           ---------------------
    Total Construction Bonds            3,617                                           184,991,507    7.66%
                                        -----                                           ---------------------


                                        Estimated     Estimated   Letter
                                        Completion   Stabilized  of Credit  % Occ.
                                           Date       Operations    Put
                                        -------------------------------------------

Construction (includes tax-exempt and taxable construction bonds):
Armstrong Farm                          10/14/2001   04/01/2002     Yes       -
Bay Colony                              09/01/2001    3/1/002       Yes       -
Chandler Creek                          12/01/2001    4/1/02        Yes       -
Chandler Creek                               *           *          Yes       -
Chapel Ridge at Claremore               10/31/2001   02/01/2002     Yes       -
Columbia at Bells Ferry                 08/01/2001   12/01/2001     Yes      1.5%
Grace Townhomes                         08/31/2001   04/01/2002     Yes       -
Grandview Forest                        09/21/2001   09/01/2002     Yes       -
Greenbridge at Buckingham               04/10/2002   09/01/2002     Yes       -
Greenbridge at Buckingham                    *           *          Yes       -
Hidden Grove                            11/01/2001   04/01/2002     Yes       -
Lakemoor                                12/31/2001   04/01/2002     Yes       -
Newark Commons                          07/20/2001   12/01/2001     Yes       -
Oaks at Hampton                         08/01/2001   01/01/2002     No        -
Oaks at Hampton                              *           *          No        -
Parks at Westmoreland                   01/30/2002   08/01/2002     Yes       -
Parks at Westmoreland                        *           *          Yes       -
Princess Anne House                       6/9/01     11/01/2001     Yes       -
Princess Anne House                          *           *          Yes       -
Red Hill Villas                         12/31/2001   06/01/2002     No        -
Red Hill Villas                              *           *          No        -
Running Brook                           10/30/2001   07/01/2002     Yes       -
San Marcos                              11/01/2001   08/01/2002     Yes       -
Southwest Trails                        12/13/2001   08/01/2002     Yes       -
Summer Lake                             04/30/2001   10/01/2001     Yes     70.1%
Woods Edge                              09/15/2001   03/01/2002     No        -


CHARTER/MAC
MUNICIPAL MORTGAGE


                                                                                            First Quarter 2001
                                                                                  Supplemental Analyst Package

                                  Construction and Rehabilitation Bond Status
                                                  (unaudited)
                                                                                                   Minimum
                                                                             Month/       Face      Stated
                                                                              Year      Amount of  Interest
                                     Units       Location        Bond Type  Acquired      Bond       Rate
--------------------------------------------------------------------------------------------------------------

Rehabilitation (includes tax-exempt and taxable rehab bonds):
  Autumn Ridge                         192 San Marcos, CA        LIHTC     Aug-00     9,304,230   8.00%
  Barnaby Manor                        124 Washington, DC        LIHTC     Nov-99     4,500,000   7.38%
  King's Village                       313 Pasadena, CA          LIHTC     Jul-00    17,650,000   8.50%
  Millpond Village                     360 East Windsor, CT      LIHTC     Dec-00    14,300,000   8.55%
  Ocean Air                            434 Norfolk, VA           LIHTC     Apr-98    10,000,000   7.25%
  Park Sequoia                          81 San Jose, CA          LIHTC     Oct-00     6,740,000   8.50%
  South Congress                       172 Austin, TX            LIHTC     May-00     6,300,000   7.50%
  Village Green                          * Merced, CA            LIHTC     Aug-00       503,528   8.50%
  Village Green                        128 Merced, CA            LIHTC     Aug-00     3,078,000   8.50%
  Walnut Creek                           * Austin, TX            LIHTC     May-00       360,000   7.50%
  Walnut Creek                          98 Austin, TX            LIHTC     May-00     3,240,000   7.50%
  Walnut Park Plaza                    224 Philadelphia, PA      LIHTC     Apr-00     5,500,000   7.50%
                                    -------                                         ----------------------
    Total Rehabilitation Bonds        2,126                                          81,475,758   8.05%
                                    -------                                         ----------------------
                                    -------                                         ----------------------
Total Construction and Rehab Bonds   5,743                                          266,467,265   7.78%
                                    =======                                         ======================


                                       Estimated     Estimated   Letter
                                       Completion   Stabilized  of Credit  % Occ.
                                          Date       Operations    Put
                                       -------------------------------------------

Rehabilitation (includes tax-exempt and taxable rehab bonds):
  Autumn Ridge                         09/01/2001   0/01/2001      No      89.4%
  Barnaby Manor                        05/31/2001   1/01/2002      Yes     35.8%
  King's Village                       09/01/2001   9/01/2001      No      80.3%
  Millpond Village                     10/01/2001   2/01/2001      No      69.9%
  Ocean Air                            04/30/2001   1/01/2001      Yes     84.5%
  Park Sequoia                         06/01/2001   0/01/2001      No      74.4%
  South Congress                       06/01/2001   8/01/2001      No      64.4%
  Village Green                        06/30/2001   9/01/2001      No        *
  Village Green                             *          *           No      92.1%
  Walnut Creek                         05/01/2001   0/01/2001      No        *
  Walnut Creek                              *          .*          No      77.1%
  Walnut Park Plaza                    05/01/2001   7/01/2001      No      82.1%


CHARTER/MAC
MUNICIPAL MORTGAGE
                                                              First Quarter 2001
                                                    Supplemental Analyst Package

--------------------------------------------------------------------------------
                             Reporting Definitions
--------------------------------------------------------------------------------

       Charter Mac - means Charter Municipal Mortgage Acceptance Company and its consolidated subsidiaries.

501(c)3 Bonds - Revenue Bonds issued to finance low income multi-family projects and facilities owned by charities.

80/20 Properties - generally pre-1987 affordable housing bond properties for which there is a minimum set-aside of 20% of the property's units for renters at 80% or less of area median income.

Affordable Housing - CharterMac's revenue bond investments are generally collateralized by mortgages on affordable housing properties which are highly competitive and comparable to class B to class A multifamily properties.

Cash Available for Distribution ("CAD") - a primary measure of dividend paying ability. Differences between CAD and net income result from variations between GAAP and cash received

CAD Payout Ratio - the ratio of dividends paid per share to CAD per share.

Completion Date - for construction or rehabilitation Revenue Bonds, the estimated date that such activity will be fully complete on the underlying mortgaged property.

Construction Bonds - Revenue Bonds acquired by CharterMac may have properties in construction as underlying collateral. Generally, such bonds are additionally secured by a construction letter of for the full bond face amount so that CharterMac assumes no construction risk.

CRA Convertible Preferred Shares ("CRA Shares") - means the Convertible Community Reinvestment Act Preferred Shares issued by CharterMac. These CRA shares have a preference with regard to an allocation of CRA credits available on CharterMac's revenue bonds. CRA shares are economically the same as common shares and dividends for both are the same with no preference in liquidation or dividend payment. For presentation purposes, both basic and diluted per share data include both common and CRA shares.

Dividend Yield - Current annualized dividend per share divided by the current market price. Currently, CharterMac's income is approximately 96% tax-exempt. The Tax Adjusted Dividend Yield, takes into account CharterMac's tax-exempt income and a 39.6% effective tax rate to compute a taxable equivalent yield.

Equity Market Capitalization - The total of common equity market capitalization (common and CRA shares at market price) plus the sum of all preferred shares at their liquidation preference totals.

Fair Value - the estimated fair market value of a Revenue Bond.

Fixed Charge Coverage - Net income plus GAAP interest expense plus minority interest in income of subsidiary plus preferred dividend distributions divided by GAAP interest expense plus minority interest in income of subsidiary plus preferred dividend distributions.

GAAP - Generally Accepted Accounting Principles in the United States.

Interest Expense, Fees and Minority Interest Coverage - Net income plus total GAAP interest expense, recurring fees related to the TOPs and minority interest in the income of subsidiary divided by total GAAP interest expense plus recurring fees related to the TOPs and minority interest in the income of subsidiary.

Lease-Up - Revenue Bonds whose underlying properties have completed construction/rehabilitation and have not achieved occupancy above 90% for three consecutive months. This lease-up definition may differ from the definition of stabilization in individual Bond Documents.

LIHTC - means the Low Income Housing Tax Credit pursuant to Section 42 of the Internal Revenue Code. LIHTC Revenue Bonds have the additional enhancement of such credits which should further mitigate credit risk and the potential for default. Minimum set-asides required by federal guidelines are 40% of the property's units for renters at 60% or less of area median income or 20% for renters at 50% or less of median income. In many localities, minimum set-asides exceed these limits. Most of CharterMac's recent originations are LIHTC revenue bonds.

Minority Interest - CharterMac securitzes a portion of its Revenue Bond portfolio through a subsidiary Trust. This collateralized securitization program, called TOPs, is recorded as minority interest in subsidiary.

Occupancy Date - for construction and rehabilitation Revenue Bonds, the estimated date of initial occupancy for the underlying mortgaged property.

Par Value - the face amount of a Revenue Bond.

per Share - both basic and diluted per share calculations include both common and CRA shares. The difference, if any, between basic and diluted shares is the dilutive effect of any stock options.

PFloats - a securitized debt program used by CharterMac to finance a portion of its bond acquisition activities.

Rehabilitation - Revenue Bonds acquired by CharterMac may have as mortgage collateral underlying properties undergoing extensive internal and/or external rehabilitation. In some cases, such bonds are additionally secured by a construction letter of credit for the full amount of the bond.

Revenue Bonds - primarily means a multifamily housing revenue bond secured by a first or second mortgage on a multifamily property.

Securitized Debt - CharterMac's debt is securitized by certain Revenue Bonds which are used as collateral. CharterMac's two debt programs are PFloats and TOPs.

Stabilized Operations - the date a newly constructed or rehabilitated property reaches stabilized occupancy, generally similar to market occupancy or above 90% for three consecutive months.

Start Date - the starting period for which construction or rehabilitation begins.

TOPs - a securitized debt program used by CharterMac to finance a portion of its bond acquisition activities.

Total Market Cap - Total Market Capitalization is the sum of CharterMac's equity market cap, preferred shares, minority interest in subsidiary and outstanding debt.

Underlying Properties - means the multifamily housing properties securing the Revenue Bonds and other investments owned by CharterMac.